Cash Flow Information	12 Months Ended
Mar. 31, 2017
Cash Flow Information

4. Cash Flow Information

Cash payments during fiscal 2015, 2016 and 2017 are as follows:

	Millions of yen
	2015	2016	2017
Cash payments:
Interest	¥76,755	¥77,321	¥71,280
Income taxes, net	83,462	31,046	50,813

Non-cash activities in fiscal 2015, 2016 and 2017 are as follows.

In fiscal 2015, 2016 and 2017, real estate under operating leases of ¥4,042 million, ¥15,963 million and ¥1,273 million, respectively, were recognized with the corresponding amounts of installment loans and investment in securities being derecognized as a result of acquiring real estate collateral.

In fiscal 2015, assets and liabilities decreased by ¥7,450 million and ¥9,279 million, respectively, in the Company’s consolidated balance sheet due to deconsolidation of certain VIEs which had been consolidated by a subsidiary. In fiscal 2016, assets and liabilities decreased by ¥7,234 million and ¥12,181 million, respectively, in the Company’s consolidated balance sheet due to deconsolidation of certain VIEs which had been consolidated by a subsidiary. The derecognized assets mainly consist of installment loans, and the derecognized liabilities mainly consist of long-term debt. Derecognition of these assets and liabilities were not included in cash flows from investing activities or financing activities in the consolidated statements of cash flows because they did not involve cash transactions.

In addition, the Company and its subsidiaries recognized identifiable assets acquired and liabilities assumed at their fair values in connection with the acquisitions, details of which are provided in Note 3 “Acquisitions and divestitures.”